OxySure Systems, Inc. (OXYS)

4Q and FY2014 Financial Results

March 31, 2015

It's About Time.

Forward Looking Statements

The following may contain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry. Except for the historical information contained herein, the matters set forth in this communication, including statements relating to our growth strategy, financial results, product approvals, and development programs, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance to differ materially from the forward-looking statements we make include: range of treatment options, clinical applications, and market acceptance of products and other risks detailed from time to time in our filings with the Securities and Exchange Commission. Our actual results of operations may differ significantly from those contemplated by such forward-looking statements as a result of these and other factors.

FY 2014 Financial Highlights

- Revenues were $2.4 million, up 35%, led by a 83% increase in revenues in the United States
- Tenth consecutive quarter sales growth
- Gross margin was 56% on an adjusted basis
- General & administrative expense was $1.75 million
- Cash was at $647,093
- Capital leases decreased by $309,534
- Long term debt down 42%
- Working capital was a surplus of $418,734

FY 2014 Financial Highlights, cont.

- Current ratio was 1.3
- Total assets increased 7% to $2,511,448
- Net loss per share for the year was $.10
- Model 615 shipments up 18%
- Replacement cartridge shipments up 35%
- Replacement cartridges up to 144% of Model 615 shipped

FY 2014 Financial Results – 12 Months


YOY Results – FY14 v FY13 (in thousands)
300000%
250000%
200000%
150000%
100000%
50000%
0%
67%
56%*
Down 16.4%
$1,207
$1,018
Down 15.7%
$1,800
$2,437
Up 35.4%
Gross margin (%)*
Gross profit
Revenues
FY2013
FY2014

OxySure
OXYGEN FROM POWDER

It's About Time.

4Q 2014 Financial Results – 3 Months


Y/Y Results – 4Q14 v 4Q13 (in thousands)
70000%
60000%
50000%
40000%
30000%
20000%
10000%
0%
No change
49%
49%
Up 9%
$262
$285
Up 9%
$538
$585
Gross margin (%)*
Gross profit
Revenues
4Q2013
4Q2014

OxySure
OXYGEN FROM POWDER

It's About Time.

Sales trends

	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
Revenues	103,327	75,595	240,420	476,071	545,819	538,017	356,228	678,112	818,456	584,606
Revenue Growth	81,822	10,441	212,041	412,985	442,492	462,422	115,808	202,041	272,637	46,589
Growth%	380%	16%	747%	655%	428%	612%	48%	42%	50%	9%

Annual revenues

	FY2012	FY2013	FY2014
Revenues	269,697	1,800,327	2,437,402
Revenue Growth	84,488	1,530,630	637,075
Growth%	46%	568%	35%

OxySure
OXYGEN FROM POWDER

It's About Time.

FY 2014 Financial Results - 12 Months



Y/Y Results – FY14 v FY13 (in thousands)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
Up 104%
719
353
Up 64%
583
356
1,751
Up 77%
987
Up 263%
908
250
Sales & marketing
Research & development
Other G&A
Interest expense
FY2014
FY2013

OxySure
OXYGEN FROM POWDER

FY 2014 Financial Results - 12 Months

Y/Y Results – FY14 v FY13 (in thousands)

FY 2014	FY 2013
Revenues:	
$2,437,402	**$1,800,327**
Net income (loss):	
$(2,753,560)	$(712,452)
Net income (loss) per share:	
$(.10)	**$(.03)**
Net income (loss) per share, Adjusted	
$(.06)	**$(.03)**

Other Financial Items

- Capital leases retired
- $2 Million in capital equipment off balance sheet
- Deferred income tax assets of $5.6 million
- Other balance sheet items

Replacement cartridge sales



OxySure Model 615, US version



Replacement cartridge for OxySure Model 615



OxySure Model 615, Europe version


Open the Lid
Remove Expended Cartridge
Replace with New Cartridge & Remove Safety Tabs

Other Highlights

- Expanded international distribution
  - $4.8 million in new contracts in 2014
- Received CE Mark Approval
- Appointed several new US distributors
- Made significant progress on the development of new products for the military
- Launched a pilot for a could based tracking and incident reporting system

Other Highlights, cont.

- Operational efficiencies
- Staffing additions to support medical device platform
- Selected by USPTO for Innovation Expo
- Cliff Meidl, two-time Olympian and Team USA Olympic Flag Bearer became spokesman

Platform Vision



RESUSCITATION
PATIENTS
CAREGIVERS
DISTRIBUTORS
THERMAL MANAGEMENT
RESPIRATORY
RESUSCITATION
PATIENTS
CAREGIVERS
DISTRIBUTORS
DIAGNOSTICS
WOUND CARE
AED

Resuscitation Division Products



Resuscitation bags



Model 615

Wall boxes



Thermal bags


OxySure

Automated External Defibrillators (AEDs)


Call 911
HEARTSTART
PHILIPS



Accessories

OxySure
OXYGEN FROM POWDER

Building a Medical Device Platform Company

Step 1

Organic Growth

- Sales through our:
  - Expanding direct sales force
  - Expanding distribution channel

Build a Platform Foundation of

- Cohesive Company and Product Brands
- All disciplines and functions needed to support a medical device company
  - Quality Assurance, Regulatory, Engineering, Finance, Sales/Marketing, M&A Team, etc.

OxySure
OXYGEN FROM POWDER

Building a Medical Device Platform Company

Step 2

Inorganic growth with Acquisitions that can leverage

- Platform Foundation
- Provide Sales and market synergies
- Cohesive Company and Product brands
- Provide faster revenue than through development alone

Summary

- On track and stellar organic growth expected to continue
- Pre-responder and first-responder resuscitation, emergency medical and trauma markets
- Building a medical device platform company
- We can make a lot more money, a lot faster

FY 2014 Financial Results

OxySure Systems, Inc. (OXYS)

investors@oxysure.com

www.oxysure.com

Questions & Answers

Contact Information

OxySure Systems, Inc.

OXYS: OTCQB

10880 John W. Elliott Road, Suite 600
Frisco, TX 75034 USA
Tel: (+1) 972-294-6450
info@oxysure.com
www.OxySure.com


OxySure

Redchip Companies, Inc.
800-733-2447, ext. 107
jon@redchip.com
www.redchip.com/

Renmark Financial Communications, Inc.
(416) 644-2020
Bettina Filippone: bfilippone@renmarkfinancial.com
John Boidman: jboidman@renmarkfinancial.com
www.renmarkfinancial.com/